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                                                                   EXHIBIT 10.10

                                INTERVIDEO, INC.

                   FORM OF NONSTATUTORY STOCK OPTION AGREEMENT
                   -------------------------------------------

      (Immediate Exercise; 50% Vested; Acceleration upon Change in Control)



Optionee:
          Joseph Liu                   Grant Date: June 15, 2001
          -----------------------                  -----------------------------

                                           Vesting
                                      Commencement
                                             Date: June 15, 2001
                                                   ----------------

                                           Shares: 50,000
                                                   -----------

                                   Exercise Price: $2.00
                                                   -----------

     InterVideo, Inc., a California corporation (the "Company"), hereby grants to the optionee named above (the "Optionee") an option to purchase the amount of shares of Common Stock set forth above (the "Shares") of the Company, at the Exercise Price set forth above and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1998 Stock Option Plan, as amended, (the "Plan") applicable to non-statutory stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

     1.   Nature of the Option. This Option is intended to be a non-statutory
          --------------------
stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or otherwise to qualify for any special tax benefits to Optionee.

     2.   Date of Grant; Term of Option. This Option is granted as of the Grant
          -----------------------------
Date set forth above, and it may not be exercised later than ten (10) years from such date.

     3.   Option Exercise Price. The exercise price for this Option is the
          ----------------------
Exercise Price per Share set forth above, which price is not less than eighty-five percent (85%) of the fair market value thereof on the date this Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date this Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries).

     4.   Exercise of Option. This Option shall be exercisable during its term
          ------------------
only in accordance with the terms and provisions of the Plan and this Option as follows:

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          (a)  Right to Exercise. This Option shall be exercisable in full or in
               -----------------
part immediately upon the Grant Date, provided, however, that Shares which have not vested under Section 4(d) below shall be subject to the Repurchase Option set forth in Section 10(a) below, and all Shares shall be subject to all other transfer restrictions set forth in Section 10 below.

          (b)  Method of Exercise. This Option shall be exercisable by written
               ------------------
notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed stock purchase agreement in the form attached as Exhibit A (the "Stock Purchase
                                                 ----------
Agreement"). Payment of the purchase price shall be made by check or promissory note in the form as attached to the Stock Purchase Agreement. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Plan, the Stock Purchase Agreement and as required under applicable law.

          (c)  Restrictions on Exercise. This Option may not be exercised if the
               -------------------------
issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          (d)  Vesting. The Shares shall vest ("Vested Shares") as to one-half
               -------
(1/2) of such Shares as of the Vesting Commencement Date and thereafter as to 1/96 of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company until the Shares are fully vested. The vesting shall occur regardless of whether or not this Option has been exercised in whole or in part. Until the Shares have vested, Optionee shall have no right to transfer or to convey such Shares.

          (e)  Vesting Acceleration. Notwithstanding the vesting provisions of
               --------------------
Section 4(d), on the occurrence of the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets or stock to, another corporation, all the Shares shall vest unless at least fifty-one percent (51%) of the capital stock of the successor corporation is owned by persons who are holders of shares of capital stock of the Company immediately before such merger, consolidation or sale.

     5.   Investment Representations. In connection with the acquisition of this
          --------------------------
Option, Optionee represents and warrants as follows:

          (a)  Investment Intent. Optionee is acquiring this Option, and upon
               -----------------
exercise of this Option, Optionee will be acquiring the Shares for investment for Optionee's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

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          (b)  Protection of Interests. Optionee, by reason of Optionee's
               -----------------------
business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6.   Termination of Status as an Employee. If Optionee ceases to serve as
          ------------------------------------
an Employee for any reason other than death or disability and thereby terminates Optionee's Continuous Status as an Employee, Optionee shall have the right to exercise this Option at any time within thirty (30) days after the date of such termination to the extent that Optionee was entitled to exercise this Option at the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by Optionee, but in any case only to the extent Optionee was entitled to exercise this Option at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

     7.   Withholding Tax Liability. The Company reserves the right to withhold,
          -------------------------
in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the Shares acquired upon exercise of an incentive stock option.

     8.   Nontransferability of Option. This Option may not be sold, pledged,
          ----------------------------
assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     9.   Continuation of Employment. Neither this Option or the Plan nor any
          --------------------------
Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its Parent, Subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.

     10.  Limitations on Transfer. In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose

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of (including, without limitation by operation of law) any of Optionee's right, title or interest in and to all or any portion of the Shares except as provided in this Section:

          (a)  Repurchase Option. In the event of termination of the Optionee's
               -----------------
full time employment with the Company for any reason, with or without cause, whether voluntarily or involuntarily, including by reason of death or disability (herein referred to as the "Termination"), upon the date of such Termination the Company shall have an irrevocable and exclusive option (the "Repurchase Option") to repurchase that number of Shares by which the aggregate number of Shares purchased by Optionee pursuant to this Option exceeds the number of Vested Shares, as determined upon the date of such Termination ("Unvested Shares"). The Company shall pay to Optionee the Original Issuance Price per Share multiplied by the number of Unvested Shares as to which the Company exercises the Repurchase Option (as adjusted for stock splits, stock dividends, combinations and the like) (the "Repurchase Price").

          Within sixty (60) days following the last day upon which Optionee may purchase Shares pursuant to this Option, the Company shall notify Optionee as to whether it (or its assignee) wishes to purchase all or a portion of the Shares subject to the Repurchase Option. The Company shall obtain the consent of Optionee for the repurchase of a portion but not all of Optionee's Shares subject to the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares, it shall notify Optionee in writing of its (or its assignee's) intention to purchase all or a portion of such Shares) at the Repurchase Price, and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice, at which time the Company (or its assignee) shall tender payment for such Shares, or (ii) close the transaction by mail by including payment for such Shares with the Company's notice to Optionee. Payment for the Shares may be in the form of cash, check, cancellation of all or a portion of Optionee's indebtedness to the Company or any combination thereof. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled (or the Shares transferred to the Company's assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificates shall be deemed canceled (or the Shares transferred to the Company's assignee, if applicable) as of the date of the mailing of the Company's notice and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised the Repurchase Option within sixty (60) days following the last day upon which Optionee may purchase Shares pursuant to this Option shall be released from the Repurchase Option.

          (b)  Right of First Refusal. In the event Optionee desires (or is
               ----------------------
ptionee shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares ("Right of First Refusal"). Optionee shall offer such Shares to the Company by delivering a written notice (the "Notice") to the Company stating (i) Optionee's bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Optionee shall

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attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company's Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee's proposed transferee in a bona fide "arm's length transaction," the price of the Shares shall be determined by the Company's Board of Directors in the manner specified in Section 10(d) below.

          Within thirty (30) days after the Company's receipt of the Notice (the "Acceptance Period"), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to Section 10(d) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee either orally or in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or
(ii) include payment for the Shares with the Company's notice to Optionee, if in writing, or deliver it to Optionee under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company's payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee).

          Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company's notice, whether written or oral, advising Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

          (c)  Involuntary Transfer. In the event of any transfer by operation
               --------------------
of law or other involuntary transfer (the "Involuntary Transfer"), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the "Involuntary Transfer Option"). Upon such transfer, the Optionee and person acquiring the Shares shall

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promptly notify in writing the Secretary of the Company of such transfer. The
Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

                  (d) Determination of Price. With respect to Shares to be
                      ----------------------
transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under Section 10(b) or the Involuntary Transfer Option under Section 10(c), the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations.

                  (e) Intra-family Transfers. Optionee shall have the right,
                      ----------------------
at any time and from time to time during Optionee's lifetime or upon Optionee's death, to transfer all or any portion of the Vested Shares (the "Transferred Family Shares") to Optionee's spouse, any of Optionee's or Optionee's spouse's issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee's spouse, any of Optionee's issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an "Intra-family Transferee"), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this
Section 10(e); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company's right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

                  (f) Restriction on Alienation. Any sale, transfer,
                      -------------------------
encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

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                  (g) Assignment by Company. The Company's Repurchase Option,
                      ---------------------
Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

                  (h) Obligations Binding Upon Transferees. All transferees of
                      ------------------------------------
Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company's Repurchase Option, Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

                  (i) Termination of Rights. The Right of First Refusal and
                      ---------------------
Involuntary Transfer Option granted the Company by this Section 10 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "public market" shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

                  (j) Indebtedness.  Any payment by the Company for purchase of
                      -----------
shares from Optionee, may be made by cancellation of any indebtedness to Company from Optionee.

                  (k) Legends. All certificates representing any Shares of the
                      -------
Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:

              (1) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

              (2) THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS,
                  INCLUDING A RIGHT OF FIRST REFUSAL OF THE COMPANY, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                  (l) Market Standoff Agreement. The Optionee, if requested by
                      -------------------------
the Company

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and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

     11.  The Plan. This Option is subject to, and the Company and Optionee
          --------
agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee's consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise this Option at the Company's principal office.

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     12.  Entire Agreement; Amendment. This Agreement contains the entire
          ---------------------------
understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.



InterVideo, Inc.


By   ________________________________
     Name:
     Title:

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          Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.


Date:  ____________________________


OPTIONEE


By   ______________________________
     Joseph Liu

     Address:

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                                    Exhibit A
                                    ---------

                            Stock Purchase Agreement

                                      -11-